Exhibit 99.(a)(xii)

SUNAMERICA SPECIALTY SERIES (the “Trust”)
Amended and Restated
Schedule A
to the
Declaration of Trust

WHEREAS, the Board of Trustees (“Trustees”) of the Trust have established a trust for the investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series; and

WHEREAS, the Trustees desire to rename certain series of the Trust effective as of February 28, 2017, as follows SunAmerica Commodity Strategy Fund will be designated AIG Commodity Strategy Fund; SunAmerica Global Trends Fund will be designated AIG Global Trends Fund; SunAmerica Focused Alpha Growth Fund will be designated AIG Focused Multi-Cap Growth Fund; SunAmerica Focused Alpha Large-Cap Fund will be designated AIG Focused Alpha Large-Cap Fund; SunAmerica Income Explorer Fund will be designated AIG Income Explorer Fund; and SunAmerica Small-Cap Fund will be designated AIG Small-Cap Fund;

WHEREAS, the 2020 High Watermark Fund was liquidated on October 30, 2017, and the Trustees desire to amend and restate this Schedule A to reflect the termination of the series.

NOW, THEREFORE, the undersigned, being all of the Trustees of the Trust hereby amend and restate Schedule A of the Declaration of Trust, effective as of October 30, 2017, as follows:

Series	Classes

2025 High Watermark Fund	Class A
Class C
Class I

AIG Commodity Strategy Fund	Class A
Class C
Class W

AIG Global Trends Fund	Class A
Class C
Class W

AIG Focused Multi-Cap Growth Fund	Class A
Class C
Class W

AIG Focused Alpha Large-Cap Fund	Class A
Class C
Class W

AIG Income Explorer Fund	Class A
Class C
Class W

AIG Small-Cap Fund	Class A
Class C
Class W

AIG ESG Dividend Fund	Class A
Class C
Class W

[Remainder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of this 16th day of January, 2018.

/s/ Dr. Judith L. Craven
Dr. Judith L. Craven
As Trustee and not individually

/s/ Stephen J. Gutman
Stephen J. Gutman
As Trustee and not individually

/s/ William F. Devin
William F. Devin
As Trustee and not individually

/s/ Peter A. Harbeck
Peter A. Harbeck
As Trustee and not individually

/s/ Richard W. Grant
Richard W. Grant
As Trustee and not individually